UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

SEMIANNUAL REPORT August 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2021 through August 31, 2021, as provided by Leigh N. Todd, Erik A. Swords, Monty A. Kori and Matthew T. Jenkin, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2021, BNY Mellon Research Growth Fund, Inc.’s Class A shares produced a total return of 15.08%, Class C shares returned 14.60%, Class I shares returned 15.22%, Class Y shares returned 15.20% and Class Z shares returned 15.20%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 22.01% over the same period.2

Stocks gained ground as the economy recovered, supported by monetary and fiscal policy and by the prospect of the end of the pandemic. The fund lagged the Index, largely due to unfavorable security selection in the information technology, consumer discretionary and industrial sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong, near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the head of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of the Index.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Market Rotates to Cyclical and Value-oriented Stocks

The reporting period was characterized by a rotation from growth-oriented stocks to cyclical and value-oriented stocks, which began with the approval of multiple COVID-19 vaccines late in 2020. Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. This trend continued into the reporting period as the prospect of the end of the pandemic became more likely, and investors began to take notice of cyclical companies that tend to perform well when the economy recovers.

Stocks were generally supported by low interest rates as well as a stimulus package approved by Congress, which bolstered consumers, small businesses and the economy generally. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Stock Selections Hindered Performance

The fund lagged the Index, primarily due to performance in March 2021, as investors rotated into cyclical and value-oriented shares. Selections in the information technology, consumer discretionary and industrial sectors were the primary detractors. In the information technology sector, shares of Twilio, ServiceNow and Zoom Video Communications lagged. In the consumer discretionary sector, Wynn Resorts and Booking Holdings were the primary detractors. In the industrial sector, Array Technologies, a maker of solar equipment, hampered returns when it lowered its guidance.

On a more positive note, certain stock selections were beneficial. Specifically, the fund’s position in Alcoa, an aluminum producer, rose 27%, benefiting from the need for lighter materials in the auto industry and from structural changes in China’s aluminum industry, which have reduced global supplies. In the software industry, shares of HubSpot, a customer relationship management company, and NVIDIA, a manufacturer of semiconductors, were especially advantageous. A position in CrowdStrike Holdings, a data security company, was also additive to performance.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Anticipating a Longer but Steadier Recovery

While the economy was initially expected to rebound sharply in the second half of 2021, we anticipate that it may more muted but steadier and longer. We also anticipate that the economic impact of the COVID-19 pandemic will more manageable, as the approach shifts from ending it to mitigating it. In the short term, we anticipate that inflation concerns will continue, in part due to ongoing supply-chain difficulties. But certain companies are well-positioned to pass along price increases, given shortages arising from supply-chain problems, and we will continue to focus on them. We don’t anticipate overweighting growth or value stocks but will instead seek those with outsized growth relative to the market’s expectations and will add to those that may face headwinds in the short term.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2022, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from March 31, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.58	$9.63	$4.23	$4.23	$4.50
Ending value (after expenses)	$1,150.80	$1,146.00	$1,152.20	$1,152.00	$1,152.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.24	$9.05	$3.97	$3.97	$4.23
Ending value (after expenses)	$1,020.01	$1,016.23	$1,021.27	$1,021.27	$1,021.02
†

Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I, .78% for Class Y and .83% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.2%
Automobiles & Components - 2.5%
Tesla	79,987	[a]	58,848,036
Capital Goods - 6.8%
AMETEK	250,716		34,089,855
Howmet Aerospace	649,503		20,621,720
Ingersoll Rand	660,836	[a]	35,037,525
Rockwell Automation	101,257		32,954,091
Trane Technologies	188,031		37,324,153
			160,027,344
Consumer Durables & Apparel - .7%
VF	216,659		16,567,914
Consumer Services - 3.1%
Aramark	451,951		15,723,375
Booking Holdings	16,756	[a]	38,533,271
Wynn Resorts	191,660	[a]	19,489,905
			73,746,551
Diversified Financials - 1.3%
Ameriprise Financial	112,118		30,598,123
Energy - .9%
EQT	1,139,961	[a]	20,895,485
Food & Staples Retailing - 1.0%
Sysco	305,328		24,319,375
Health Care Equipment & Services - 8.5%
Danaher	88,341		28,636,619
DexCom	58,550	[a]	30,997,541
Edwards Lifesciences	228,210	[a]	26,741,648
Intuitive Surgical	44,994	[a]	47,403,879
Masimo	75,930	[a]	20,618,032
Teleflex	59,996		23,726,018
Zimmer Biomet Holdings	162,596		24,462,568
			202,586,305
Materials - 1.3%
Alcoa	704,012	[a]	31,237,012
Media & Entertainment - 14.2%
Alphabet, Cl. C	64,076	[a]	186,412,462
Facebook, Cl. A	182,600	[a]	69,274,788
Match Group	134,311	[a]	18,459,704
Pinterest, Cl. A	461,666	[a]	25,654,780
Snap, Cl. A	488,492	[a]	37,179,126
			336,980,860
Pharmaceuticals Biotechnology & Life Sciences - 5.8%
AbbVie	334,476		40,398,011

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.8% (continued)
Eli Lilly & Co.	174,104		44,969,322
Horizon Therapeutics	282,080	[a]	30,490,027
Seagen	127,072	[a]	21,297,267
			137,154,627
Retailing - 7.7%
Amazon.com	48,749	[a]	169,197,542
Farfetch, Cl. A	317,115	[a]	13,274,434
			182,471,976
Semiconductors & Semiconductor Equipment - 9.6%
Applied Materials	283,511		38,310,841
Marvell Technology	450,005		27,535,806
Microchip Technology	174,121		27,399,681
NVIDIA	412,470		92,331,409
Qualcomm	287,511		42,174,989
			227,752,726
Software & Services - 24.3%
Ansys	70,649	[a]	25,812,319
CrowdStrike Holdings, CI. A	95,506	[a]	26,837,186
HubSpot	52,261	[a]	35,771,087
Microsoft	645,166		194,762,712
PayPal Holdings	191,019	[a]	55,139,545
salesforce.com	187,281	[a]	49,680,031
Snowflake, Cl. A	73,773	[a]	22,452,813
Square, Cl. A	144,603	[a,b]	38,763,726
Twilio, Cl. A	60,512	[a]	21,600,364
Visa, Cl. A	353,125	[b]	80,900,937
Zoom Video Communications, CI. A	81,596	[a]	23,622,042
			575,342,762
Technology Hardware & Equipment - 9.6%
Apple	1,197,005		181,741,269
Zebra Technologies, Cl. A	76,401	[a]	44,860,375
			226,601,644
Transportation - .9%
Uber Technologies	572,673	[a]	22,414,421
Total Common Stocks (cost $1,155,777,230)			2,327,545,161

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $44,145,156)	0.06	44,145,156	[c]	44,145,156
Total Investments (cost $1,199,922,386)		100.0%		2,371,690,317
Liabilities, Less Cash and Receivables		(.0%)		(1,158,174)
Net Assets		100.0%		2,370,532,143

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $118,467,585 and the value of the collateral was $122,169,108, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	43.5
Health Care	14.3
Communication Services	14.2
Consumer Discretionary	14.0
Industrials	7.7
Investment Companies	1.8
Materials	1.3
Financials	1.3
Consumer Staples	1.0
Energy	.9
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 2/28/21 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Instituitonal Shares	5,135,771	223,574,206	(184,564,821)	44,145,156	1.8	6,240
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	106,195,379	(106,195,379)	-	-	41,388††
Total	5,135,771	329,769,585	(290,760,200)	44,145,156	1.8	47,628

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $118,467,585)—Note 1(b):
Unaffiliated issuers	1,155,777,230	2,327,545,161
Affiliated issuers	44,145,156	44,145,156
Dividends and securities lending income receivable		974,496
Receivable for shares of Common Stock subscribed		393,587
Prepaid expenses		69,138
		2,373,127,538
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,674,253
Payable for shares of Common Stock redeemed		745,171
Directors’ fees and expenses payable		22,881
Other accrued expenses		153,090
		2,595,395
Net Assets ($)		2,370,532,143
Composition of Net Assets ($):
Paid-in capital		1,037,740,764
Total distributable earnings (loss)		1,332,791,379
Net Assets ($)		2,370,532,143

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	872,975,983	13,485,465	303,882,733	415,077,196	765,110,766
Shares Outstanding	38,684,276	698,300	13,390,012	18,341,881	32,927,890
Net Asset Value Per Share ($)	22.57	19.31	22.69	22.63	23.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,274,204
Affiliated issuers	6,240
Income from securities lending—Note 1(b)	41,388
Total Income	5,321,832
Expenses:
Management fee—Note 3(a)	8,365,827
Shareholder servicing costs—Note 3(c)	1,674,237
Directors’ fees and expenses—Note 3(d)	57,039
Distribution fees—Note 3(b)	54,747
Professional fees	54,659
Registration fees	51,886
Prospectus and shareholders’ reports	31,685
Loan commitment fees—Note 2	29,661
Custodian fees—Note 3(c)	17,298
Chief Compliance Officer fees—Note 3(c)	7,543
Miscellaneous	26,368
Total Expenses	10,370,950
Less—reduction in expenses due to undertaking—Note 3(a)	(374,028)
Net Expenses	9,996,922
Investment (Loss)—Net	(4,675,090)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	168,686,964
Net change in unrealized appreciation (depreciation) on investments	152,339,313
Net Realized and Unrealized Gain (Loss) on Investments	321,026,277
Net Increase in Net Assets Resulting from Operations	316,351,187

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
Operations ($):
Investment (loss)—net	(4,675,090)	(4,210,196)
Net realized gain (loss) on investments	168,686,964	242,954,471
Net change in unrealized appreciation (depreciation) on investments	152,339,313	536,057,511
Net Increase (Decrease) in Net Assets Resulting from Operations	316,351,187	774,801,786
Distributions ($):
Distributions to shareholders:
Class A	(45,839,759)	(58,723,272)
Class C	(920,780)	(2,097,705)
Class I	(16,043,641)	(21,780,208)
Class Y	(21,847,054)	(28,818,005)
Class Z	(39,132,281)	(51,191,851)
Total Distributions	(123,783,515)	(162,611,041)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,503,475	34,371,802
Class C	568,153	1,353,759
Class I	20,439,884	61,309,408
Class Y	44,815,215	165,009,229
Class Z	1,248,670	2,071,219
Distributions reinvested:
Class A	43,155,540	55,351,670
Class C	791,274	1,623,835
Class I	13,024,994	17,719,427
Class Y	4,566,751	7,790,424
Class Z	36,978,093	48,292,594
Cost of shares redeemed:
Class A	(34,968,686)	(81,354,346)
Class C	(4,745,623)	(20,932,147)
Class I	(39,334,470)	(80,050,699)
Class Y	(38,947,509)	(228,160,706)
Class Z	(24,660,012)	(42,134,871)
Increase (Decrease) in Net Assets from Capital Stock Transactions	33,435,749	(57,739,402)
Total Increase (Decrease) in Net Assets	226,003,421	554,451,343
Net Assets ($):
Beginning of Period	2,144,528,722	1,590,077,379
End of Period	2,370,532,143	2,144,528,722

	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	490,582	1,865,277
Shares issued for distributions reinvested	2,041,416	2,902,062
Shares redeemed	(1,635,057)	(4,535,127)
Net Increase (Decrease) in Shares Outstanding	896,941	232,212
Class Cb
Shares sold	31,514	88,286
Shares issued for distributions reinvested	43,669	97,848
Shares redeemed	(256,443)	(1,306,989)
Net Increase (Decrease) in Shares Outstanding	(181,260)	(1,120,855)
Class Ia
Shares sold	956,204	3,437,805
Shares issued for distributions reinvested	612,941	928,358
Shares redeemed	(1,832,476)	(4,674,737)
Net Increase (Decrease) in Shares Outstanding	(263,331)	(308,574)
Class Ya
Shares sold	2,105,975	9,366,210
Shares issued for distributions reinvested	215,514	411,441
Shares redeemed	(1,828,365)	(14,103,700)
Net Increase (Decrease) in Shares Outstanding	493,124	(4,326,049)
Class Z
Shares sold	57,035	116,028
Shares issued for distributions reinvested	1,699,361	2,472,602
Shares redeemed	(1,126,370)	(2,286,203)
Net Increase (Decrease) in Shares Outstanding	630,026	302,427

[a]

During the period ended August 31, 2021, 118,203 Class Y shares representing $2,529,109 were exchanged for 117,858 Class I shares. During the period ended February 28, 2021, 1,051 Class A shares representing $19,170 were exchanged for 1,047 Class I shares and 97,838 Class Y shares representing $1,757,199 were exchanged for 97,583 Class I shares.

[b]

During the period ended August 31, 2021, 3,496 Class C shares representing $64,847 were automatically converted to 3,019 Class A shares and during the period ended February 28, 2021, 51,774 Class C shares representing $898,871 were automatically converted to 45,026 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2021		Year Ended February 28/29,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.76	14.68	14.81	15.87	14.53	12.87
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.07)	.01	.02	.02	.03
Net realized and unrealized gain (loss) on investments	3.11	7.76	1.34	1.37	2.76	2.36
Total from Investment Operations	3.05	7.69	1.35	1.39	2.78	2.39
Distributions:
Dividends from investment income—net	-	-	(.00)[b]	(.00)[b]	-	(.02)
Dividends from net realized gain on investments	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.73)
Net asset value, end of period	22.57	20.76	14.68	14.81	15.87	14.53
Total Return (%)[c]	15.08[d]	53.57	9.04	10.24	19.73	18.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[e]	1.11	1.13	1.12	1.14	1.17
Ratio of net expenses to average net assets	1.03[e]	1.03	1.03	1.03	1.04	1.13
Ratio of net investment income (loss) to average net assets	(.56)[e]	(.36)	.06	.15	.14	.24
Portfolio Turnover Rate	13.77[d]	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	872,976	784,451	551,332	557,597	566,182	486,156

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
August 31, 2021		Year Ended February 28/29,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.00	12.98	13.34	14.64	13.59	12.15
Investment Operations:
Investment (loss)—net[a]	(.12)	(.17)	(.09)	(.09)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	2.67	6.80	1.21	1.24	2.57	2.22
Total from Investment Operations	2.55	6.63	1.12	1.15	2.49	2.15
Distributions:
Dividends from net realized gain on investments	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Net asset value, end of period	19.31	18.00	12.98	13.34	14.64	13.59
Total Return (%)[b]	14.60[c]	52.39	8.27	9.40	18.95	18.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.85[d]	1.87	1.87	1.84	1.88	1.91
Ratio of net expenses to average net assets	1.78[d]	1.78	1.78	1.78	1.79	1.88
Ratio of net investment (loss) to average net assets	(1.31)[d]	(1.10)	(.69)	(.61)	(.58)	(.51)
Portfolio Turnover Rate	13.77[c]	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	13,485	15,830	25,957	34,570	43,106	118,442

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2021		Year Ended February 28/29,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.85	14.73	14.86	15.91	14.56	12.92
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.02)	.05	.06	.06	.07
Net realized and unrealized gain (loss) on investments	3.11	7.79	1.34	1.38	2.77	2.37
Total from Investment Operations	3.08	7.77	1.39	1.44	2.83	2.44
Distributions:
Dividends from investment income—net	-	(.04)	(.04)	(.04)	(.04)	(.09)
Dividends from net realized gain on investments	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.24)	(1.65)	(1.52)	(2.49)	(1.48)	(.80)
Net asset value, end of period	22.69	20.85	14.73	14.86	15.91	14.56
Total Return (%)	15.22[b]	53.92	9.25	10.54	20.07	19.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.84	.85	.85	.86	.88
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.79	.87
Ratio of net investment income (loss) to average net assets	(.31)[c]	(.11)	.31	.39	.40	.51
Portfolio Turnover Rate	13.77[b]	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	303,883	284,607	205,676	287,626	314,303	447,384

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
August 31, 2021		Year Ended February 28/29,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.79	14.70	14.82	15.88	14.55	12.92
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.02)	.05	.06	.06	.08
Net realized and unrealized gain (loss) on investments	3.11	7.76	1.35	1.37	2.76	2.37
Total from Investment Operations	3.08	7.74	1.40	1.43	2.82	2.45
Distributions:
Dividends from investment income—net	-	(.04)	(.04)	(.04)	(.05)	(.11)
Dividends from net realized gain on investments	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.24)	(1.65)	(1.52)	(2.49)	(1.49)	(.82)
Net asset value, end of period	22.63	20.79	14.70	14.82	15.88	14.55
Total Return (%)	15.20[b]	53.90	9.34	10.49	20.05	19.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.80	.79	.78	.79	.80
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.78	.79
Ratio of net investment income (loss) to average net assets	(.30)[c]	(.10)	.31	.39	.38	.58
Portfolio Turnover Rate	13.77[b]	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	415,077	371,053	325,886	306,588	348,911	229,861

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2021		Year Ended February 28/29,
Class Z Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.32	15.04	15.14	16.17	14.77	13.09
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.03)	.04	.05	.06	.06
Net realized and unrealized gain (loss) on investments	3.20	7.95	1.37	1.40	2.81	2.40
Total from Investment Operations	3.16	7.92	1.41	1.45	2.87	2.46
Distributions:
Dividends from investment income—net	-	(.03)	(.03)	(.03)	(.03)	(.07)
Dividends from net realized gain on investments	(1.24)	(1.61)	(1.48)	(2.45)	(1.44)	(.71)
Total Distributions	(1.24)	(1.64)	(1.51)	(2.48)	(1.47)	(.78)
Net asset value, end of period	23.24	21.32	15.04	15.14	16.17	14.77
Total Return (%)	15.20[b]	53.88	9.20	10.46	20.02	19.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[c]	.87	.88	.88	.86	.93
Ratio of net expenses to average net assets	.83[c]	.83	.84	.85	.83	.93
Ratio of net investment income (loss) to average net assets	(.35)[c]	(.16)	.25	.32	.36	.44
Portfolio Turnover Rate	13.77[b]	43.02	55.27	42.75	51.59	62.74
Net Assets, end of period ($ x 1,000)	765,111	688,588	481,227	482,764	475,713	430,180

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and Newton US. As the fund’s sub-adviser, Newton US provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays Newton US for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of Newton US, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Service Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,327,545,161	-	-	2,327,545,161
Investment Companies	44,145,156	-	-	44,145,156

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $5,643 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2021 was as follows: ordinary income $10,880,003 and long-term capital gains $151,731,038. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended August 31, 2021, there were no reimbursements pursuant to the Agreements.

In addition, the Adviser has contractually agreed, from March 1, 2021 through June 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after June 30, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $374,028 during the period ended August 31, 2021.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended August 31, 2021, the Distributor retained $6,172 from commissions earned on sales of the fund’s Class A and $307 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $54,747 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A, Class C and Class Z shares were charged $1,024,684, $18,249 and $171,806, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $116,567 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2021, the fund was charged $17,298 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $7,543 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,478,616, Distribution Plan fees of $8,490, Shareholder Services Plan fees of $184,491, custodian fees of $10,000, Chief Compliance Officer fees of $6,286 and transfer agency fees of $36,995, which are offset against an expense reimbursement currently in effect in the amount of $50,625.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2021, amounted to $303,063,208 and $439,942,790, respectively.

At August 31, 2021, accumulated net unrealized appreciation on investments was $1,171,767,931, consisting of $1,210,731,754 gross unrealized appreciation and $38,963,823 gross unrealized depreciation.

At August 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021 (the “15(c) Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the 15(c) Meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the ten-year period when the total return performance was slightly below the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in pace that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until June 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.78% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

************************************************************

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at the 15(c) Meeting, at which the Board re-approved the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6232SA0821

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: October 20, 2021

By: /s/ James Windels
        James Windels
        Treasurer (Principal Financial Officer)

Date: October 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)